EXHIBIT 10.2

SECOND AMENDMENT TO
AMENDMENT TO DEBENTURES AND WARRANTS,
AGREEMENT AND WAIVER

THIS SECOND AMENDMENT TO AMENDMENT TO DEBENTURES AND WARRANTS, AGREEMENT AND WAIVER (this “Agreement”) is entered into on July 2, 2009 by and among Ecotality, Inc., a Nevada corporation (the “Company”), on the one hand, and Enable Growth Partners LP (“EGP”), Enable Opportunity Partners LP (“EOP”), Pierce Diversified Strategy Master Fund LLC, Ena (“Pierce”, together with EGP, EOP and Pierce, the “Enable Funds”), and BridgePointe Master Fund Ltd. (“BridgePointe,” together with the Enable Funds, each individually referred to as an “Existing Holder” and collectively as the “Existing Holders” or the “Existing Investors”). Capitalized terms not defined in this Agreement shall have the meanings ascribed to such terms in the May 2009 Amendment (as defined below).

Recitals

WHEREAS, the Debtors and the Existing Holders entered into an Amendment to Debentures and Warrants, Agreement and Waiver on or about May 15, 2009, as amended by the First Amendment (the “May 2009 Amendment”);

WHEREAS, on or about June        , 2009, the Existing Investors entered into a First Amendment to Amendment to Debentures and Warrants, Agreement and Waiver (the “First Amendment”); and

WHEREAS, the Company and the Investors now desire that the terms of the May 2009 Amendment be further modified and clarified and have entered into this Agreement to document their agreement regarding such modifications.

NOW THEREFORE, in consideration of the mutual promises and agreements contained herein, and intending to be legally bound hereby, the undersigned parties hereby agree as follows:

A.           Incorporation of Preliminary Statements. The Recitals set forth above by this reference hereto are hereby incorporated into this Agreement.

B.    Amendment to Section 11(b) of the May 2009 Amendment.

(1)           The following definition is added in Section 11(b) of the May 2009 Amendment, immediately following the definition of “Included Holder’s Fully Diluted Amount”:

“Included Holder’s Augmented Fully Diluted Amount” shall mean the sum of (i) the Included Holder’s Fully Diluted Amount, plus (ii) the number of shares of Common Stock of the Company that have been issued to the Included Holder by the Company pursuant to the conversion of the Included Holder’s Debentures and the exercise of the Included Holder’s Warrants, since their respective issuance dates, and regardless of whether or not such shares of Common Stock have been sold by the Included Holder.

(2)          Amendment to Section 12 of the May 2009 Amendment. In the first sentence of Section 12 of the May 2009 Amendment, the phrase “Included Holder’s Fully Diluted Amounts” is hereby replaced with the phrase “Included Holder’s Augmented Fully Diluted Amounts” and the phrase “Included Holder’s Fully Diluted Amount” is hereby replaced with the phrase “Included Holder’s Augmented Fully Diluted Amount.”

The amendments described in this Section B are conditioned upon, and shall not take effect until, substantively identical revisions are made to any warrants issued or issuable in connection with the Bridge Notes (as defined in the May 2009 Amendment).

(3)          Amendment to Section 4 of the May 2009 Amendment. The date in the first sentence of Section 4 of the May 2009 Amendment which reads “June 30, 2009” is hereby amended and replaced with “July 2, 2009.”

C. Agreement and Clarification Regarding Amended and Exchanged Securities.

(1)  In conjunction with the May 2009 Amendment, the Company signed Amended and Restated Warrants (the “Amended and Restated Warrants”), in the form of Exhibit A attached hereto, in the name of each Existing Investor to include the Increased Amount of Warrants set forth in Schedule A to the May 2009 Amendment Agreement. The Company and the Existing Holders each hereby agree and acknowledge that the Amended and Restated Warrants (as they may be further adjusted by the June 30 True-Up, as defined in the May 2009 Amendment) were and are being issued in substitution for and not in satisfaction of the Warrants originally issued in November, 2007 and December 2007, respectively, and for no additional cash consideration.

In addition, to the extent that amended and restated Debentures are issued to reflect the amendments of the May 2009 Amendment, the Company and the Existing Holders each hereby agree and acknowledge that such amended and restated Debentures are being issued in substitution for and not in satisfaction of the Debentures originally issued in November, 2007 and December 2007, respectively, and for no additional cash consideration.

It is expressly agreed and understood that, pursuant to Rule 144, the holding period for the Debentures, as amended (and for the underlying shares issuable upon the conversion thereof) and for the Amended and Restated Warrants (and for the underlying shares issuable upon the cashless exercise thereof) shall each tack back (the “Rule 144 Tacking”) to the original November 2007 or December 2007 issue date (as applicable) of the Warrants and Debentures, respectively. In addition, in lieu of the issuance any new warrant certificates in satisfaction of the Make-Up Warrants under Section 12 of the May 2009 Amendment, the Company and Existing Holders agree that in lieu thereof, and for no new cash consideration, each Existing Holder shall exchange its Amended and Restated Warrant held immediately prior to the Triggering Issuance giving rise to the Make-Up Warrant issuance for an Amended and Restated Warrant reflecting the aggregate amounts required to be held by such Existing Holder following such Triggering Issuance under Section 12 of the May 2009 Amendment, with the holding period of such warrants tacking back to the original November 2007 or December 2007 issue date, as applicable. The Company agrees not to take a position contrary to this Section C. In addition to, and without limiting the rights and obligations of the parties under the Transaction Documents (including, without limitation, the provisions of Section 4.1 of the Securities Purchase Agreements), the Company agrees to take all actions, including, without limitation, use its best efforts to cause the issuance by its legal counsel of any necessary legal opinions, to issue to the Existing Holders any Debentures, as amended (and for the underlying shares issuable upon the conversion thereof) and the Amended and Restated Warrants (and the underlying shares issuable upon the cashless exercise thereof) without restriction and not containing any restrictive legend without the need for any action by the Existing Holder, except as otherwise provided herein, such issuance to otherwise be made in accordance with the terms and conditions of the applicable Transaction Documents.

(2) Upon an Existing Holder’s conversion of a Debenture, as amended or cashless exercise of any of the Amended and Restated Warrants, following the receipt by the Company of a standard Rule 144 representation letter from such Existing Holder, the Company shall issue the applicable number of unrestricted and unlegended shares to such Existing Holder in such exercise, provided that:

(a) the Company shall not require any legal opinion from the Existing Holders as to the Rule 144 Tacking,

(b) the Company may require reasonable backup from the exercising holder regarding its non-affiliate status for Rule 144 purposes, provided that the Company shall not require another opinion of counsel as to non-affiliate status from BridgePointe Master Fund Ltd. (“BridgePointe”) in addition to the BridgePointe Opinion (as defined below) previously provided, so long as BridgePointe represents in the applicable Rule 144 Representation Letter (i) that BridgePointe does not have an appointee sitting on the Company’s board of directors, and (ii) there has been no other material change of facts or law that could reasonably be expected to change BridgePointe’s non-affiliate status since the date of the BridgePointe Opinion. For purposes hereof, the “BridgePointe Opinion” shall mean the opinion of counsel provided, on or about June 26, 2009, by the Law Office of Otto E. Sorensen, APC to Holladay Stock Transfer, Inc. on BridgePointe’s behalf.

(3)           At the option of any Existing Holder, in addition to, and without limiting the rights and obligations under the Transaction Documents and Section (C)(1) and (2) above, upon an Existing Holder’s conversion of a Debenture, as amended or cashless exercise of any of the Amended and Restated Warrants in reliance on Rule 144, if the Company’s transfer agent requires a legal opinion with respect to the issuance of Common Stock without a restrictive legend in connection therewith, following the receipt by the Company of a Rule 144 opinion from outside counsel to the applicable Existing Holder, the Company shall issue the applicable number of unrestricted and unlegended shares to such Existing Holder otherwise in accordance with, and subject to the terms and conditions of the applicable Transaction Documents.

D.           No Further Amendments. Except as set forth above, the May 2009 Amendment shall remain in full force and effect in accordance with its terms.

E.           Counterparts. This Agreement may be executed in counterparts and delivered by facsimile and all so executed and delivered shall constitute a single original.

[signature pages follow]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ECOTALITY, INC., a Nevada corporation

By:
Name:
Title:	President

[signature page of Holders/Investors follows]

Convertible Debenture Holders’ Signature Page

BRIDGEPOINTE MASTER FUND LTD.

By:
Name:
Title:

ENABLE GROWTH PARTNERS LP

By:
Name:
Title:

ENABLE OPPORTUNITY PARTNERS LP

By:
Name:
Title:

PIERCE DIVERSIFIED STRATEGY MASTER FUND LLC, ENA

By:
Name:
Title: